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Exhibit 10.11

ADDENDUM No. 1 TO CONTRACT No.: VSM-GPS-064-2013
COMMODITIES (CRUDE OIL) PURCHASE AGREEMENT
SPECIAL CONDITIONS

These are the Special Conditions of the Addendum to Contract No. VSM-GPS-064-2013, hereinafter “Addendum No. 1”.

THE PARTIES:

BUYER
Name	ECOPETROL S.A.
Founded by
Decentralized entity of the national order, created by Law 165 of 1948, NIT 899.999.068-1, organized as Mixed Economy Company based on the provisions of Article 2 of Law 1118 of 2006, attached to the Ministry of Mines and Energy, domiciled in Bogotá D.C., whose Bylaws are integrally contained in Public Deed No. 5314 of December 14, 2007 and its subsequent amendments, all granted before the Second Notary Public of the Notary Circuit of Bogotá DC., and registered with the Chamber of Commerce of Bogotá, D.C., hereinafter and for purposes of this Addendum No. 1 referred to as the “BUYER”, represented herein by LUIS FRANCISCO SANABRIA CHACÓN, bearer of citizenship card No. 79.538.375, acting in his capacity as National Manager of Refined and Crude Oil and duly authorized to enter into this Addendum No. 1, as evidenced by the attached Certificate of Incorporation and Legal Representation.

Address	Carrera 7 No. 37-69, Piso 7, Bogotá, D.C.
NIT	899.999.068-1
Represented by	Luis Francisco Sanabria Chacón
Identification	79.538.375
Issued in	Bogotá
Position	National Manager of Refined and Crude Oil
Telephone	(57)(1)234-4820

SELLER
Name	GRAN TIERRA ENERGY COLOMBIA LTD
Founded by
The Colombian branch of a foreign company organized according to the laws of the State of Utah, United States of America, duly established in Colombia according to Public Deed No. 5323 of October 25, 1983, granted before the Seventh Notary Public of the Notary Circuit of Bogotá, D.C., with NIT 860.516.431-7, hereinafter and for the effects of this Addendum No. 1, the “SELLER”, represented herein by ALEJANDRA ESCOBAR HERRERA, bearer of citizenship card No. 52.646.943 and IVÁN TOBÓN GARCÍA, bearer of citizenship card No. 79.751.294, acting in their capacity of Alternate Legal Representatives and duly authorized to enter into this Addendum No. 1, as evidenced by the Certificate of Incorporation and Legal Representation attached hereto and who state that neither they nor the company and the branch in Colombia that they represent, are subject to any disqualification or incompatibility provided for in the Constitution or in the Law that would prevent the execution of this document.

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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Address	Calle 113 No. 7-80, Piso 17, Bogotá D.C.
NIT	860.516.431-7
Represented by	Alejandra Escobar Herrera and Iván Tobón García
Identification	52.646.943 and 79.751.294
Issued in	Bogotá
Position	Alternate Legal Representatives
Telephone	(57)(1)6585757

SPECIAL CONDITIONS

1.    That on the first (1st) day of December two thousand thirteen (2013), the parties entered into Raw Material (Crude) Sales Agreement VSM-GPS-064-2013 (the “Sales Agreement”) for the purchase of crude produced under the Santana Shared-Risk Agreement, the Guayuyaco Association Agreement and the Chaza E&P.

2.    That due to changes in the transportation, transportation tax and hydrocarbons handling fees (formerly known as the port operations fee), it is necessary to modify the price, for which purpose the parties enter into this Addendum No. 1 to the Sales Agreement.

3.    That by virtue of the foregoing, the parties agree as follows:

I.PRICE (MODIFICATION OF NUMBER IV OF THE SPECIAL CONDITIONS OF THE SALES AGREEMENT)

A. For crude exported as South Blend Crude through the Port of Tumaco and received in the Tumaco Plant:

Crude Price =    Marker - Hydrocarbons Handling Fee - Marketing Fee

Each of the above terms is described below:

Marker: Refers to the average price of exports of South Blend Crude in US$ / barrel received by the International Trade Management of the BUYER (including crudes traded for the affiliates) in the month of deliveries through the Port of Tumaco. This price will be reported by BUYER. If there have been no exports in the month of the deliveries, the Parties shall apply as provisional and final price the price defined in the Billing and Payment Clause. The reference quality of the South Blend is 29.3° API and 0.62% sulfur (S).

Tumaco Port Hydrocarbons Handling Fee: corresponds to a value of three point six four three one U.S. Dollars per barrel (US$ 3.6431 / bbl.).

Marketing Fee: corresponds to a value of two U.S. Dollars per barrel (US$ 2.00 / bbl.).

B. For crude oil received at the Dina Station and exported through the Port of Coveñas:

Crude Price =    Marker - Transport (Delivery Site/Shipping Port) - Transport Tax -- Hydrocarbons Handling Fee - Marketing Fee

Each of the above terms is described below:

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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Marker: Corresponds to the average export price of Vasconia Blend in US$/bbl. received by International Trade Management of BUYER (including crudes traded for the affiliates) in the month of the deliveries. This value will be provided by BUYER. If there have been no exports for the month of deliveries, the Parties shall apply as Marker the average daily quote for Vasconia crude reported by Platt’s and Argus for the month of the deliveries. The quality reference of Vasconia crude is 24.8° API and 0.95% sulfur (S).

Transport (Delivery Site/Shipping Port): This is determined as the sum of the fees established by the Ministry of Mines and Energy for the pipelines between Tenay and Coveñas. The pipeline transport fees shall be adjusted yearly for the “Phi” Factor as established by the Ministry of Mines and Energy.

Section	Approving Resolution	MME Base 100% Rate US$/bbl.
Tenay - Vasconia	OAM	2.6788
Vasconia - Coveñas ODC	ODC	1.7542
Total Transport		4.4330

The above fee will be modified once the system’s new fee is approved, based on the methodology for setting fees defined by the Ministry of Mines and Energy in Resolutions No. 72145, 72146 and 72216 of 2014 or those rules that may modify, add to or replace same. For the foregoing BUYER will communicate to SELLER, to the address or emails set forth in Clause V of this Addendum No. 1, the new fee at latest the last business day of the month in which the updated fee enters into force.

Transport Tax: This is determined in accordance with the provisions of Article 52 of the Petroleum Code of Colombia (or the regulation that replaces it) for the transport systems indicated in the previous section, as detailed below:

Section	MME Fee US$/bbl.	% Transport Tax	Transport Tax US$/bbl.
Tenay - Vasconia	2.6788	2%	0.0536
Vasconia - Coveñas ODC	1.7542	2%	0.0351
Total Tax	4.4330		0.0887

Hydrocarbons Handling Fee in the Port of Coveñas: Corresponds to a value of zero point seven six six eight United States Dollars per barrel (US$/bbl. 0.7668).

Marketing Fee: Corresponds to a value of two United States Dollars per barrel (US$/bbl. 2.00).

C. For crude exported through Ecuador:

Crude Price =	Marker - Transport (Delivery Site/Shipping Port) - Transport Tax -Marketing Fee

Each of the above terms is described below:

Marker: Corresponds to the real weighted average price in US$/bbl. of the exports made by BUYER of crude exported in the month of deliveries or in those which include crude dispatched by BUYER through the corresponding port associated with the deliveries. If during the month of the deliveries exports are not made through the corresponding port, the price of the following export made and which includes crude belonging to SELLER will be applied.

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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Transport (Delivery Site/Shipment Port): This is determined as the sum of the following fees:

Section	Approving Resolution	MME Base 100% Rate USD/bbl.

Orito - San Miguel (OSO)	124572	2.4191
La Ye - Orito (OMO)	124560	0.5539
Total Transport		2.9730

•	In the event that the contingency fee reported by CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S. or whoever substitutes it, is applicable, this shall be used.

•	Furthermore, the fee charged by PETROECUADOR and/or Oleoducto de Crudos Pesados (OCP) for the transport of crude between San Miguel and the corresponding port, will be transferred to SELLER.

•
The above fee will be modified once the system’s new fee is approved, based on the methodology for setting fees defined by the Ministry of Mines and Energy in Resolutions No. 72145, 72146 and 72216 of 2014 or those rules that may modify, add to or replace same. For the foregoing BUYER will communicate to SELLER, to the address or emails set forth in Clause V of this Addendum No. 1, the new fee at latest the last business day of the month in which the updated fee enters into force

Transport Tax: This is determined in accordance with the provisions of Article 52 of the Petroleum Code of Colombia for the national transport systems indicated in the previous section. For the Ecuadorian section the respective tax, if applicable, will be taken into account from the delivery site to the shipment port.

Section	MME Fee US$/bbl.	% Transport Tax	Transport Tax US$/bbl.
Orito - San Miguel (OSO)	2.4191	2%	0.0484
La Ye - Orito (OMO)	0.5539	2%	0.0111
Total Tax	2.9730		0.0595

Marketing Fee: Corresponds to a value of two United States Dollars per barrel (US$/bbl. 2.00).

D. For crude delivered in Vasconia

Crude Price = Marker - US$ 7.5/bbl.

Each of the above terms is described below:

Marker: Corresponds to the average export price of Vasconia Blend in US$/bbl. received by International Trade Management of BUYER (including crude traded for the affiliates) in the month of the deliveries. This value will be provided by BUYER. If there have been no exports for the month of the deliveries, the Parties shall apply as Marker the average daily quote for Vasconia crude reported by Platt’s and Argus for the month of the deliveries. The quality reference of Vasconia crude is 24.8° API and 0.95% sulfur (S).

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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PARAGRAPH 1: The values that may arise by effect of the updating or adjustment of the transportation fees, transportation taxes and hydrocarbons handling fees, provided the parties enter into the respective addendum shall be for the account of SELLER, subject to the provisions of Paragraphs 2 and 3 below.

PARAGRAPH 2: Any increase in the transportation fees, transportation taxes and hydrocarbons handling fees shall be subject to the following procedure:

1. BUYER will communicate to SELLER, to the address or emails set forth in Clause V of this Addendum No. 1, any fee increase at the latest the last business day of the month in which the fee increase enters into force. Such communication shall be accompanied by the support documentation that accredits the respective fee increase.

2. Within ten (10) calendar days following the date of reception of the communication referred to in Number 1. above, SELLER may, at its discretion, accept the fee increase or communicate its decision to terminate the Sales Agreement to BUYER, to the address or email set forth in Clause V of this Addendum No. 1. In the latter event, the termination of the Sales Agreement shall be effective on the tenth (10th) calendar day counted as of receipt of the communication whereby SELLER communicates its decision, without being in any way obliged to indemnify BUYER

3. If SELLER does not accept the fee increase and communicates its decision to terminate the Sales Agreement, it shall assume the values arising due to the effects of the fee increase corresponding to the calendar month in which SELLER was notified in the terms set forth in Number 1. above, through the date on which the Sales Agreement terminates.

4. The values arising due to the effect of the fee increase shall be for BUYER’s account to the extent SELLER is not informed in the terms set forth in Number 1. above. In such case, BUYER irrevocably and in favor of SELLER, waives initiating any kind of action or in-court or out-of-court claim against it and expressly releases SELLER from any liability for such concepts, it being clear that any payment obligation is thus extinguished.

PARAGRAPH 3: Any reduction in the transportation fees, transportation taxes and hydrocarbons handling fees shall be deemed incorporated into the Sales Agreement as of the exact moment that the corresponding update enters into force. The foregoing is without prejudice to BUYER’s duty to communicate the new rate to SELLER, to the address or emails set forth in Clause V of this Addendum No. 1, at the latest on the last business day of the month in which the fee reduction enters into force.

II. TERM

The modifications set forth herein shall enter into force as of July first (1st) two thousand fourteen (2014). Therefore any crude deliveries made as of July first (1st) two thousand fourteen (2014) shall be deemed to be governed by the terms and conditions of this Addendum No. 1.

III. TAXES

Each of the parties to this Sales Agreement declares that it knows and accepts the taxes and/or withholdings corresponding to it according to current Law. The payment of all national, departmental and municipal taxes, levies, rates, contributions, quotas or the like, that arise or may arise in the future on occasion of this Sales Agreement including, but not limited to those incurred by reason of the perfection, formalization, execution and termination or liquidation of this Sales Agreement, or which may arise subsequent to the date of the signing of this Sales Agreement, shall be for the account of the respective taxpayer, who shall pay same according to the laws and regulations currently in force.

IV. EFFECTS OF THE AGREEMENTS

The parties hereby agree to lend the agreements contained herein the scope of a transaction, pursuant to the provisions set forth in the current regulations, thus maintaining the contractual, economic and financial equilibrium of the Sales Agreement.

V. NOTICES

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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All notices, requests, notifications or communications that the parties have to send each other under the Sales Agreement shall be in writing and shall be deemed made as of the time that the respective document is filed or received at the address/email indicated below.

BUYER

ECOPETROL S.A.
National Manager of Refined and Crude Oil
Crude and Products Purchasing Department
María Carolina Kure Alba
Carrera 7 No. 37-69, Piso 5, Bogotá D.C.
Email: maria.kure@ecopetrol.com.co
Telephone: (+57) (1) 234 4820
Fax: (+57)(1) 234 4869

SELLER

GRAN TIERRA ENERGY COLOMBIA LTD.
Commercial Management
Carlos Felipe Marín / Juan Carlos Buitrago
Calle 113 No. 7-80, Piso 17, Bogotá, D.C.
Email: juanbuitrago@grantierra.com and cmarin@grantierra.com
Telephone (+57) (1) 6585757
Fax: (57)(1) 213 9327

VI. MISCELLANEOUS

6.1 Where not expressly modified by this Addendum No. 1., the terms of the Sales Agreement remain in full force and unaltered according to their original text.

6.2 If any contradiction should arise between this Addendum No. 1. and the Sales Agreement, this Addendum No. 1. shall prevail.

6.3 This Addendum No. 1 is entered into simultaneously in two (2) counterparts, each being deemed an original

In witness whereof, the Parties sign on the ninth (9th) day of October two thousand and fourteen (2014).

SELLER	BUYER
/s/ Alejandra Escobar Herrera ALEJANDRA ESCOBAR HERRERA Alternate Legal Representative /s/ Iván Tobón García IVÁN TOBÓN GARCÍA Alternate Legal Representative	/s/ Luis Francisco Sanabria Chacón LUIS FRANCISCO SANABRIA CHACÓN National Manager of Refined and Crude Oil

Exhibit 1. Model Certification of Application LA/FT Prevention Standards for Companies required to adopt LA/FT prevention systems.
Exhibit 2. Certificate of Share Ownership of Associates, Shareholders, Partners with more than 5% stake in the share capital.

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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EXHIBIT No. 1

MODEL CERTIFICATION OF APPLICATION OF THE LA/FT REGULATIONS FOR COMPANIES OBLIGED TO ADOPT THE LA/FT PREVENTION SYSTEMS

ONLY OBLIGATORY FOR COUNTERPARTIES WHO BY REASON OF LEGAL REGULATIONS ARE OBLIGED TO ADOPT LA/FT PREVENTION SYSTEMS

The purpose of this document is to certify before ECOPETROL S.A. that our entity has a SYSTEM FOR THE PREVENTION AND CONTROL OF LAUNDERING OF ASSETS AND FINDING OF TERRORISM, which fully complies with applicable Colombian regulations.

Therefore I, the undersigned, Alejandra Escobar Herrera, in my capacity of legal representative of Gran Tierra Energy Colombia (THE ENTITY) hereby CERTIFY that:

1.THE ENTITY complies with the Colombian rules and regulations related to the prevention and control of laundering of assets and financing of terrorism that are applicable to it.
Yes _X_         No ___

2.THE ENTITY has in place the appropriate policies, manuals and procedures for the prevention and control of laundering of assets and financing of terrorism that are in full compliance with the regulations in force that are applicable to it.
Yes _X_         No ___

3.Has THE ENTITY been involved in investigations for violation of the laws related to the Laundering of Assets and Financing of Terrorism?
Yes ___         No _ X _

4.Has THE ENTITY or any of its employees or directors been sanctioned for violation of the laws related to the Laundering of Assets and Financing of Terrorism?
Yes ___         No _ X _

Please fill out the following details of the complying officer or employee:

Name: David Hardy
Telephone: + 1 403 265 3221 Ext 2247
Email: davidhardy@grantierra.com
Address: 300 625 11th Avenue S.W. Calgary, Alberta, Canada

We declare that we authorize ECOPETROL S.A., either directly or through the persons it appoints, to verify and confirm the information provided herein including the effective application of the SYSTEM FOR THE PREVENTION AND CONTROL OF LAUNDERING OF ASSETS AND FINDING OF TERRORISM within our entity.

Comments:______________________________________________________________________________________________________________________________________________________________________________________________

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

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EXHIBIT No. 2

CERTIFICATE OF SHAREHOLDINGS OF ASSOCIATES, SHAREHOLDERS AND PARTNERS WITH A PARTICIPATION OF MORE THAN FIVE PERCENT (5%) IN THE CAPITAL STOCK

THIS CERTIFICATION IS ONLY REQUIRED IN THE CASE OF LEGAL ENTITIES WHICH, BY THEIR NATURE, THEIR SHAREHOLDERS OR ASSOCIATES DO NOT FIGURE IN THE CERTIFICATE OF THE CHAMBER OF COMMERCE

I hereby certify that the associates, shareholders or partners who have more than a FIVE PERCENT (5%) participation in the capital stock of the entity that I represent are the individuals or legal entities that appear in the list below:

NAME OF SHAREHOLDER, PARTNER OR ASSOCIATE	IDENTIFICATION	NUMBER OF SHARES, QUOTAS OR OUTSTANDING INTEREST	PARTICIPATION IN THE CAPITAL STOCK (%)

I hereby certify that the real and controlling beneficiaries of the entity that I represent are the following individuals:

Name	Identification

Name of the entity: Gran Tierra Energy Colombia Ltd
NIT: 860.516.431-7
Name of the legal representative: Alejandra Escobar Herrera
Identification Number_52.646.943
Signature of the legal representative

__________________________________________________________________________________
Not applicable. Gran Tierra Energy Colombia Ltd is a branch of a foreign entity.

SPECIAL CONDITIONS OF THE CRUDE SUPPLY AGREEMENT

5
OTROSÍ No. 1 AL CONTRATO No.: VSM-GPS-064-2013
CONTRATO DE COMPRAVENTA DE MATERIA PRIMA (CRUDO)
CONDICIONES PARTICULARES

Las siguientes son las Condiciones del Otrosí al Contrato No. VSM-GPS-064-2013, en adelante el Otrosí No. 1.

LAS PARTES:

EL COMPRADOR
Nombre	ECOPETROL S.A.
Constituida por
Entidad descentralizada del orden nacional, creada por la Ley 165 de 1948, con NIT 899.999.068-1, organizada como Sociedad de Economía Mixta con base en lo establecido en el artículo 2° de la Ley 1118 de 2006, vinculada al Ministerio de Minas y Energía, con domicilio principal en Bogotá, D.C., cuyos Estatutos Sociales están contenidos de manera integral en la Escritura Pública No. 5314 del 14 de diciembre de 2007 y sus sucesivas modificaciones, todas ellas otorgadas en la Notaría Segunda del Círculo Notarial de Bogotá, D.C., e inscrita en la Cámara de Comercio de Bogotá, D.C., que en adelante y para los efectos de este Otrosí No. 1 se denominará EL COMPRADOR, representado en este acto por LUIS FRANCISCO SANABRIA CHACÓN, identificado con cédula de ciudadanía No. 79.538.375, quien actúa en su calidad de Gerente Nacional de Refinados y Crudos y se encuentra debidamente autorizado para celebrar este Otrosí No. 1, según consta en el Certificado de Existencia y Representación Legal adjunto.

Dirección	Carrera 7 No. 37-69 piso 5, Bogotá, D.C.
NIT	899.999.068-1
Representada por	Luis Francisco Sanabria Chacón
Identificación	79.538.375
Expedida en	Bogotá
Cargo	Gerente Nacional de Refinados y Crudos
Teléfono	(57)(1)234-4820

EL VENDEDOR
Nombre	GRAN TIERRA ENERGY COLOMBIA LTD
Constituida por
Sucursal colombiana de sociedad extranjera organizada de acuerdo con las leyes del Estado de Utah, Estados Unidos de América, debidamente establecida en Colombia según la Escritura Pública No. 5323 del 25 de octubre de 1983, otorgada en la Notaría Séptima del Círculo Notarial de Bogotá, D.C., e inscrita en la Cámara de Comercio de Bogotá, D.C., con NIT 860.516.431-7, que en adelante y para los efectos de este Otrosí No. 1 se denominará EL VENDEDOR, representado en este acto por ALEJANDRA ESCOBAR HERRERA, identificada con cédula de ciudadanía No. 52.646.943 e IVÁN TOBÓN GARCÍA, identificado con cédula de ciudadanía No. 79.751.294, quienes actúan en su calidad de Representantes Legales Suplentes y se encuentran debidamente autorizados para celebrar este Otrosí No. 1, según consta en el Certificado de Existencia y Representación Legal adjunto, y quienes manifiestan que ni ellos, ni la sociedad y la sucursal en Colombia que representan, se encuentran incursos en causal alguna de inhabilidad o incompatibilidad previstas en la Constitución Política o en la Ley que impida la celebración de este documento.

Dirección	Calle 113 No. 7-80, piso 17, Bogotá, D.C.
NIT	860.516.431-7
Representada por	Alejandra Escobar Herrera e Iván Tobón García
Identificación	52.646.943 y 79.751.294
Expedidas en	Bogotá
Cargo	Representantes Legales Suplentes
Teléfono	(57)(1)6585757

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO

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CONSIDERACIONES PARTICULARES

4.    Que el primer (1) día del mes de diciembre del año dos mil trece (2013), las partes celebraron el Contrato de Compraventa de Materia Prima (Crudo) No. VSM-GPS-064-2013 (el “Contrato de Compraventa”) para la compra de crudo producido bajo el Contrato de Participación de Riesgo Santana, el Contrato de Asociación Guayuyaco y el E&P Chaza.

5.    Que debido al cambio en las tarifas de transporte, impuestos de transporte y manejo de hidrocarburos (antes, tarifa de operación portuaria), se requiere modificar el precio, para lo cual se celebra el Otrosí No. 1 al Contrato de Compraventa.

6.    Que en virtud de todo lo anterior, las partes acuerdan:

VII.	PRECIO (MODIFICACIÓN DEL NUMERAL IV DE LAS CONDICIONES PARTICULARES DEL CONTRATO DE COMPRAVENTA)

A. Para crudo exportado como Mezcla South Blend por el puerto de Tumaco y recibido en la Planta de Tumaco:

Precio Crudo =    Marcador - Tarifa de Manejo de Hidrocarburos - Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de las exportaciones del Crudo South Blend en US$/Bl que haya realizado la Gerencia de Comercio Internacional de EL COMPRADOR (incluyendo crudos negociados para las filiales) en el mes de las entregas por el Puerto de Tumaco. Este precio será reportado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como precio provisional y definitivo el precio definido en la Cláusula de Facturación y Pago. La calidad de referencia de la mezcla South Blend es: 29,3° API y 0.62% azufre (S).

Tarifa de Manejo de Hidrocarburos en el puerto de Tumaco: Corresponde a un valor de tres dólares con seis mil cuatrocientos treinta y un diezmilésimas de dólares americanos por barril (US$/Bl 3.6431).

Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO

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B. Para crudo recibido en la Estación de Dina y exportado por el puerto de Coveñas:

Precio Crudo =	Marcador - Transporte (Sitio Entrega/Puerto de Embarque) - Impuesto de Transporte - Tarifa de Manejo de Hidrocarburos - Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de exportación de la Mezcla Vasconia en US$/Bl que haya realizado la Gerencia de Comercio Internacional de EL COMPRADOR (incluyendo crudos negociados para las filiales) para el mes de las entregas. Este valor será suministrado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como Marcador, el precio promedio de las cotizaciones diarias del crudo Vasconia reportados por Platt´s y Argus para el mes de las entregas. La calidad de referencia del crudo Vasconia es 24,8°API y 0,95 % azufre (S).

Transporte (Sitio Entrega/Puerto de Embarque): Se determina como la sumatoria de las tarifas establecidas por el Ministerio de Minas y Energía para los oleoductos entre Tenay y Coveñas. Las tarifas de transporte de oleoductos se ajustarán cada año por el Factor “Phi” de acuerdo a lo que establezca el Ministerio de Minas y Energía.

Tramo	Resolución Aprobatoria	Base100% Tarifa MME US$/Bl
Tenay - Vasconia	OAM	2,6788
Vasconia - Coveñas ODC	ODC	1,7542
Total Transporte		4,4330

La tarifa anterior será modificada una vez se tenga la aprobación de la nueva tarifa del sistema, con base en la metodología de fijación de tarifas definida por el Ministerio de Minas y Energía en las Resoluciones No. 72145, 72146 y 72216 de 2014 o aquellas normas que las modifiquen, adicionen o sustituyan. Para lo anterior, EL COMPRADOR comunicará a EL VENDEDOR, en la dirección o correos electrónicos establecidos en la Cláusula V de este Otrosí No. 1, la nueva tarifa, a más tardar el último día hábil del mes en que la actualización tarifaria entre en vigencia.

Impuesto de Transporte: Se determina de acuerdo con lo establecido en el Artículo 52 del Código de Petróleos de Colombia (o a la norma que lo modifique) para los sistemas de transporte indicados en el punto anterior, según el siguiente detalle:

Tramo	Tarifa MME US$/Bl	% Impuesto de transporte	Impuesto de Transporte US$/Bl
Tenay - Vasconia	2,6788	2%	0,0536
Vasconia - Coveñas ODC	1,7542	2%	0,0351
Total Impuesto	4,4330		0,0887

Tarifa de Manejo de Hidrocarburos en el puerto de Coveñas: Corresponde a un valor de siete mil seiscientos sesenta y ocho diezmilésimas de dólar americano por barril (US$/Bl 0,7668).

Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

CI. Para crudo exportado por Ecuador:

Precio Crudo =	Marcador - Transporte (Sitio Entrega/Puerto de Embarque) - Impuesto de Transporte - Tarifa de Comercialización

A continuación se definen cada uno de los términos anteriores:

CONDICIONES PARTICULARES CONTRATO PARA EL SUMINISTRO DE CRUDO

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Marcador: Corresponde al precio promedio ponderado real en US$/Bl de las exportaciones realizadas por EL COMPRADOR de crudo exportado en el mes de las entregas o en las que se incluya crudo despachado por EL COMPRADOR por el puerto correspondiente asociadas a las entregas. Si durante el mes de las entregas no se realizan exportaciones por el puerto correspondiente, se aplicará el precio de la siguiente exportación que se realice y en el cual se incluya crudo propiedad de EL VENDEDOR.

Transporte (Sitio Entrega/Puerto de Embarque): Se determina como la sumatoria de las siguientes tarifas:

Tramo	Resolución del MME	Base100% Tarifa MME US$/Bl

Orito - San Miguel (OSO)	124572	2,4191
La Ye - Orito (OMO)	124560	0,5539
Total Transporte		2,9730

•	En caso de que se dé la tarifa contingente reportada por CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S.A.S o quien haga sus veces, esta será aplicada.

•	Adicionalmente, se trasladará a EL VENDEDOR la tarifa cobrada por PETROECUADOR y/o Oleoducto de Crudos Pesados (OCP) por el transporte del crudo entre San Miguel y el puerto correspondiente.

•
La tarifa anterior será modificada una vez se tenga la aprobación de la nueva tarifa del sistema, con base en la metodología de fijación de tarifas definida por el Ministerio de Minas y Energía en las Resoluciones No. 72145, 72146 y 72216 de 2014 o aquellas normas que las modifiquen, adicionen o sustituyan. Para lo anterior, EL COMPRADOR comunicará a EL VENDEDOR, en la dirección o correos electrónicos establecidos en la Cláusula V de este Otrosí No. 1, la nueva tarifa, a más tardar el último día hábil del mes en que la actualización tarifaria entre en vigencia.

Impuesto de Transporte: Se determina de acuerdo con lo establecido en el Artículo 52 del Código de Petróleos de Colombia para los sistemas de transporte nacionales indicados en el punto anterior. Para el tramo ecuatoriano se tendrá en cuenta el respectivo impuesto, si aplica, desde el sitio de entrega hasta el puerto de embarque.

Tramo	Tarifa MME US$/Bl	% Impuesto de transporte	Impuesto de Transporte US$/Bl
Orito - San Miguel (OSO)	2,4191	2%	0,0484
La Ye - Orito (OMO)	0,5539	2%	0,0111
Total Impuesto	2,9730	2%	0,0595

Tarifa de Comercialización: Corresponde a un valor de dos dólares americanos por barril (US$/Bl 2,00).

D. Para crudo entregado en Vasconia

Precio Crudo =	Marcador - 7.5 US$/Bl

A continuación se definen cada uno de los términos anteriores:

Marcador: Corresponde al precio promedio de exportación de la Mezcla Vasconia en US$/Bl que haya realizado la Gerencia de Comercio Internacional de EL COMPRADOR (incluyendo crudos negociados para las filiales) para el mes de las entregas. Este valor será suministrado por EL COMPRADOR. En caso que no se hayan realizado exportaciones para el mes de las entregas, corresponde a las partes aplicar como Marcador, el precio promedio de las cotizaciones diarias del crudo Vasconia reportados por Platt´s y Argus para el mes de las entregas. La calidad de referencia del crudo Vasconia es 24,8°API y 0,95 % azufre (S).

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PARÁGRAFO 1. Serán de cargo de EL VENDEDOR los valores que surjan por efecto de la actualización o ajuste que se presente en las tarifas de transporte, impuestos de transporte y manejo de hidrocarburos, siempre y cuando las partes celebren el correspondiente otrosí, sujeto a lo dispuesto en los Parágrafos 2. y 3. siguientes.

PARÁGRAFO 2. Cualquier incremento en las tarifas de transporte, impuestos de transporte y manejo de hidrocarburos, estará sujeto al siguiente procedimiento:

1.
EL COMPRADOR deberá comunicar a EL VENDEDOR, en la dirección o correos electrónicos establecidos en la Cláusula V de este Otrosí No. 1, cualquier incremento tarifario, a más tardar el último día hábil del mes en que el incremento tarifario empezará a regir. La comunicación se acompañará de la documentación soporte que acredite el respectivo incremento tarifario.

2.
Dentro de los diez (10) días calendario siguientes a la fecha de recibo de la comunicación señalada en el Numeral 1. anterior, EL VENDEDOR podrá a su arbitrio, aceptar el incremento tarifario o comunicar su decisión de dar por terminado el Contrato de Compraventa a EL COMPRADOR, en la dirección o correo electrónico establecido en la Cláusula V de este Otrosí No. 1. En este último caso, la terminación del Contrato de Compraventa será efectiva el décimo (10) día calendario contado a partir del recibo de la comunicación mediante la cual EL VENDEDOR comunica su decisión, sin que se vea obligado a indemnizar algún tipo de perjuicio a EL COMPRADOR.

3.
En el evento que EL VENDEDOR no acepte el incremento tarifario y comunique su decisión de dar por terminado el Contrato de Compraventa, deberá asumir los valores que surjan por efecto del incremento tarifario correspondientes al mes calendario en que EL VENDEDOR haya sido notificado en los términos establecidos en el Numeral 1. anterior, hasta el día en que termine el Contrato de Compraventa.

4.
Los valores que surjan por efecto del incremento tarifario serán de cargo de EL COMPRADOR mientras EL VENDEDOR no sea comunicado en los términos establecidos en el Numeral 1. anterior. En este caso, EL COMPRADOR renuncia de manera irrevocable y en beneficio de EL VENDEDOR, a iniciar cualquier tipo de acción o reclamación extrajudicial o judicial en su contra y expresamente libera a EL VENDEDOR de cualquier responsabilidad por tales conceptos, quedando claro que cualquier obligación de pago queda extinguida.

PARÁGRAFO 3. Cualquier disminución en las tarifas de transporte, impuestos de transporte y manejo de hidrocarburos se entenderán incorporadas al Contrato de Compraventa desde el mismo instante en que entre en vigencia la correspondiente actualización. Lo anterior, sin perjuicio del deber que le asiste a EL COMPRADOR de comunicar a EL VENDEDOR, en la dirección o correos electrónicos establecidos en la Cláusula V de este Otrosí No. 1, la nueva tarifa, a más tardar el último día hábil del mes en que la disminución tarifaria entre en vigencia.

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VIII.    CONDICIONES DE VIGENCIA

Las modificaciones aquí efectuadas tendrán vigencia a partir del primero (1) de julio de dos mil catorce (2014). Por consiguiente, se considerará que las entregas de crudo efectuadas a partir del primero (1) de julio de 2014 se regirán por los términos y condiciones del presente Otrosí No. 1.

IX.     IMPUESTOS

Cada una de las partes de esta compraventa declara que conoce y acepta los impuestos y/o retenciones que le corresponden de acuerdo con la Ley vigente. El pago de todos los impuestos nacionales, departamentales y municipales, gravámenes, tasas, contribuciones, cuotas o similares, que se ocasionen o llegaren a ocasionarse por este Contrato de Compraventa, incluyendo, pero sin limitarse a aquellos incurridos debido a la celebración, formalización, ejecución y terminación o liquidación del presente Contrato de Compraventa, o que surjan con posterioridad a la fecha de firma del presente Contrato de Compraventa, serán de cargo del sujeto pasivo del respectivo tributo, quien deberá pagarlos conforme a las leyes y reglamentos vigentes.

X.    EFECTOS DE LOS ACUERDOS

Las partes convienen en dar a los acuerdos contenidos en el presente documento el alcance de transacción, conforme a las previsiones establecidas en la normatividad vigente, manteniéndose con ello el equilibrio contractual, económico y financiero del Contrato de Compraventa.

XI.    NOTIFICACIONES

Todos los avisos, solicitudes, comunicaciones o notificaciones que las partes deban dirigirse en virtud del Contrato de Compraventa, se efectuarán por escrito y se considerarán realizadas desde el momento en que el documento correspondiente sea radicado o recibido en la dirección/correo que a continuación se indica.

EL COMPRADOR

ECOPETROL S.A.
Gerencia Nacional de Refinados y Crudos
Departamento de Compra de Crudos y Productos
Maria Carolina Kure Alba
Carrera 7 No. 37-69 piso 5, Bogotá, D.C.
Correo Electrónico: maria.kure@ecopetrol.com.co

Teléfono (+57)(1) 234 4820
Fax (+57)(1) 234 4869

EL VENDEDOR

PETROLÍFERA PETROLEUM (COLOMBIA) LIMITED
Gerencia Comercial
Carlos Felipe Marín / Juan Carlos Buitrago
Calle 113 No. 7-80, piso 17, Bogotá, D.C.
Correo Electrónico: juanbuitrago@grantierra.com y cmarin@grantierra.com
Teléfono (+57)(1) 6585757
Fax (+57)(1) 213 9327

XII.	MISCELÁNEOS

6.1    En lo que no ha sido expresamente modificado con el presente Otrosí No. 1., los términos del Contrato de Compraventa continúan vigentes e inalterados conforme a su texto original.

6.2    Si se presenta una contradicción entre este Otrosí No. 1 y el Contrato de Compraventa, prevalecerá este Otrosí No. 1.

6.3    Este Otrosí No. 1 se firma simultáneamente en dos (2) ejemplares, constituyendo cada uno un original.

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En constancia se firma por las partes el día nueve (9) del mes de octubre del año dos mil catorce (2014).

EL VENDEDOR	EL COMPRADOR
/s/ Alejandra Escobar Herrera ALEJANDRA ESCOBAR HERRERA Representante Legal Suplente /s/ Iván Tobón García IVÁN TOBÓN GARCÍA Representante Legal Suplente	/s/ Luis Francisco Sanabria Chacón LUIS FRANCISCO SANABRIA CHACÓN Gerente Nacional de Refinados y Crudos

Anexo 1. Modelo de Certificación de Aplicación de Normas de Prevención del LA/FT para Empresas obligadas a adoptar sistemas de prevención del LA/FT.

Anexo 2. Certificado de Participación Accionaria Asociados, Accionistas, Socios que tienen más del 5% de participación en el capital social.

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ANEXO No. 1

SOLO ES OBLIGATORIO PARA LAS CONTRAPARTES QUE POR NORMAS LEGALES ESTAN OBLIGADAS A ADOPTAR SISTEMAS DE PREVENCION DEL LA/FT

Este documento tiene como propósito certificar a **ECOPETROL S.A.**, que nuestra entidad cuenta con un SISTEMA DE PREVENCION Y CONTROL DE LAVADO DE ACTIVOS Y FINANCIAMIENTO DEL TERRORISMO, el cual cumple a cabalidad con las normas colombianas que le son aplicables.

Así las cosas, ____________________________, en mi calidad de representante legal de _______________________________ (LA ENTIDAD), CERTIFICO que:

1. LA ENTIDAD da cumplimiento a las normas y regulaciones colombianas relacionadas con la prevención y control al lavado de activos y el financiamiento del terrorismo que le son aplicables.

Si_____ No_____

2. LA ENTIDAD cuenta con adecuadas políticas, manuales y procedimientos de prevención y control al lavado de activos y administración del terrorismo, que dan cabal cumplimiento a las regulaciones vigentes que le son aplicables.

Si_____ No_____

3. Ha estado involucrada LA ENTIDAD en investigaciones por violación a las leyes relacionadas con el Lavado de Activos y Financiación de Terrorismo.

Si_____ No_____

4. Ha sido sancionada LA ENTIDAD o alguno de sus empleados o directivos por violación de las leyes relacionadas con el Lavado de Activos y Financiación de Terrorismo.

Si_____ No_____

Informar los siguientes datos del oficial o empleado de cumplimiento:

Nombre: ____

Teléfono: ____

Correo electrónico: ____

Dirección: ____

Manifestamos que autorizamos a **ECOPETROL S.A.** para que, directamente o por intermedio de las personas que designe, verifique y confirme la información acá suministrada incluyendo la efectiva aplicación del SISTEMA DE PREVENCION Y CONTROL DE LAVADO DE ACTIVOS Y FINANCIAMIENTO DEL TERRORISMO al interior de nuestra entidad.

Comentarios: ____

____

____

____

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ANEXO No. 2

CERTIFICADO DE PARTICIPACIÓN ACCIONARIA ASOCIADOS, ACCIONISTAS O SOCIOS QUE TIENEN MÁS DEL CINCO (5%) DE PARTICIPACIÓN EN EL CAPITAL SOCIAL

ESTA CERTIFICACIÓN SOLO SE EXIGE PARA EL CASO DE PERSONAS JURÍDICAS EN LAS QUE POR SU NATURALEZA SUS ACCIONISTAS, SOCIOS O ASOCIADOS NO FIGUREN EN EL CERTIFICADO DE LA CÁMARA DE COMERCIO.

Certifico que los asociados, accionistas o socios que tienen más del CINCO (5%) de participación en el capital social de la entidad que represento son las personas naturales o jurídicas que aparecen en la siguiente relación:

NOMBRE DEL ACCIONISTA, SOCIO O ASOCIADO	IDENTIFICACIÓN	NUMERO DE ACCIONES, CUOTAS O PARTES DE INTERES	PARTICIPACIÓN EN EL CAPITAL SOCIAL (%)

Certifico que los beneficiarios reales y controlantes[1] de la entidad que represento son las siguientes personas naturales:

Nombre	Identificación

Nombre de la entidad: ______

NIT: ______

Nombre representante legal: ______

N. de Identificación ______

Firma representante legal

______

[1] Se entiende por "beneficiario real" o "controlante" cualquier persona o grupo de personas que, directa o indirectamente, por sí misma o a través de interpuesta persona, por virtud de contrato, convenio o de cualquier otra manera, tenga respecto de una acción o cuota de una sociedad, o pueda llegar a tener, capacidad decisoria o de control sobre la sociedad.

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